UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 23, 2013

Date of Report (Date of earliest event reported)

Workday, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925) 951-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Workday, Inc. (“Workday”) held its Annual Meeting of Stockholders on May 23, 2013 at the San Ramon Marriott, located at 2600 Bishop Drive, San Ramon, California (the “Annual Meeting”). At the Annual Meeting, Workday’s stockholders voted on three proposals, each of which is described in more detail in Workday’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 2, 2013. Present at the Annual Meeting in person or by proxy were holders representing 149,101,622 shares of Common Stock representing 92.72% of the eligible votes, constituting a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

The stockholders of Workday voted on the following items at the Annual Meeting:

1.	To elect two Class I directors to serve until the 2016 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2014; and

3.	Reapproval of the Internal Revenue Code Section 162(m) limits of our 2012 Equity Incentive Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Section 162(m).

Both nominees for director proposed by Workday was elected to serve until Workday’s 2016 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
A. George (“Skip”) Battle	1,224,575,565	2,736,650	3,020,139	99.78%
Michael M. McNamara	1,227,049,620	262,595	3,020,139	99.98

Stockholders ratified the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for Workday’s fiscal year ending January 31, 2014. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
1,230,191,962	100,247	40,145	—	99.99%

Stockholders reapproved the Internal Revenue Code Section 162(m) limits of Workday’s 2012 Equity Incentive Plan to preserve Workday’s ability to receive corporate income tax deductions that may become available pursuant to Section 162(m). The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
1,201,983,802	25,275,351	53,062	3,020,139	97.94%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Workday, Inc.

Date: May 24, 2013	By:	/s/ James P. Shaughnessy

James P. Shaughnessy
Vice President, General Counsel and Secretary